EXHIBIT 32

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Alternate Energy Corp. (the "Company") on Form 10-KSB for the fiscal year ended December 31, 2005 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, in the capacities and on the dates indicated below, hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to his knowledge:

      1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of the Company.

Date: April 26, 2006                  By: /s/ Blaine Froats
                                          ---------------------------
                                      Name:  Blaine Froats
                                      Title: Chief Executive Officer and
                                             Acting Principal Accounting Officer

Date: April 26, 2006                  By: /s/ Jack Wasserman
                                          ---------------------------
                                      Name:  Jack Wasserman
                                      Title: Treasurer and Principal
                                             Accounting Officer


      A signed original of this written statement required by Section 906, or other document authentications, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to Alternate Energy Corp. and will be retained by Alternate Energy Corp. and furnished to the Securities and Exchange Commission or its staff upon request.